NINTH AMENDMENT
TO
CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of May 18, 2006 among ASTEC INDUSTRIES, INC., a Tennessee corporation ("Astec Industries"), ASTEC, INC., a Tennessee corporation ("AI"), HEATEC, INC., a Tennessee corporation ("Heatec"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), ASTEC SYSTEMS, INC., a Tennessee corporation ("ASI"), TELSMITH, INC., a Delaware corporation ("Telsmith"), KOLBERG - PIONEER, INC., a Tennessee corporation ("Kolberg"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("Crushers"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("Breaker"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMSI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("Carlson"), ROADTEC, INC., a Tennessee corporation ("Roadtec"), ASTEC UNDERGROUND, INC., a Tennessee corporation ("AUI"), AMERICAN AUGERS, INC., a Delaware corporation ("Augers"), ASTEC HOLDINGS, INC., a Tennessee corporation ("AHI"), AI DEVELOPMENT GROUP, INC., a South Dakota corporation ("AIDG"), AI ENTERPRISES, INC., a South Dakota corporation ("AIEI"), RI PROPERTIES, INC., a South Dakota corporation ("RIPI"), TI SERVICES, INC., a South Dakota corporation ("TISI"), ASTEC INVESTMENTS, INC., a Tennessee corporation ("AII"), (Astec Industries, AI, Heatec, CEI, ASI, Telsmith, Kolberg, Crushers, Superior, Breaker, AMSI, Carlson, Roadtec, AUI, Augers, AHI, AIDG, AIEI, RIPI, TISI and AII are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as agent for Lenders (in such capacity, the "Agent"); and the other Lenders signatory hereto.

WHEREAS, Borrowers, Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2003, that certain Second Amendment to Credit Agreement dated as of October 29, 2003, that certain Third Amendment to Credit Agreement dated as of March 3, 2004, that certain Fourth Amendment to Credit Agreement dated as of August 11, 2004, that certain Fifth Amendment to Credit Agreement dated as of December 27, 2004, that certain Sixth Amendment to Credit Agreement dated as of April 1, 2005, that certain Seventh Amendment to Credit Agreement dated as of October 18, 2005 and that certain Eighth Amendment to Credit Agreement dated as of February 8, 2006 (as further amended, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, Borrowers, Credit Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Definitions

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.

  Amendments

    Amendment to Section 5.9. Effective as of the date hereof, Section 5.9 of the Credit Agreement is hereby amended to add the phrase "(other than any property leased from the Chattanooga IDB or any other like authority or body reasonably acceptable to Agent)" immediately after the first use of the phrase "leased property" therein.

    Amendment to Section 6.8. Effective as of the date hereof, Section 6.8 of the Credit Agreement is hereby amended to add clause (k) immediately to the end of the first sentence therein to read as follows:

    "and (k) the transfer of nominal title by the Credit Parties to the City of Chattanooga Industrial Development Board (the "Chattanooga IDB") of certain Real Estate and Equipment comprising plants located at (i) 5200 Wilson Road, Chattanooga, TN 37410, (ii) 800 Manufacturers Road, Chattanooga, TN 37405, (iii) 4101 Jerome Avenue, Chattanooga, TN 37407 and (iv) 1725 Shepherd Road, Chattanooga, TN 37421 for property tax purposes pursuant to a Payment in Lieu of Property Tax program reasonably satisfactory to Agent (and the transfer of nominal title of other Real Estate and Equipment of the Credit Parties from time to time for property tax purposes pursuant to a Payment in Lieu of Property Tax program reasonably satisfactory to Agent) so long as the Credit Parties (i) retain the right to grant Liens on such assets in favor of the Agent and to otherwise sell or dispose of such assets after reasonable notice to the Chattanooga IDB (or any other like authority or body reasonably acceptable to Agent) and (ii) retain such assets on the books and records of the Credit Parties for accounting purposes."

    Amendment to Annex G. Effective as of the date hereof, subsection (a) to Annex G to the Credit Agreement is hereby replaced in its entirety by the following:

  "(a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make any Capital Expenditures that would cause Capital Expenditures during the following periods to exceed, in the aggregate, the amounts set forth opposite such period:

Period	Maximum Capital Expenditures for Period
Fiscal Year ending December 31, 2006	$35,000,000
Fiscal Year ending December 31, 2007	$20,000,000

  provided, that up to 50% of the amount of any Capital Expenditures permitted hereunder (without giving effect to this proviso) but not made during any Fiscal Year may be carried over into the next Fiscal Year and shall increase the amount of Capital Expenditures permitted hereunder for such Fiscal Year (but only such Fiscal Year)."

  Conditions Precedent

    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:

      Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:

        this Amendment; and

        such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.

      The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof except to the extent such representations and warranties relate solely to an earlier date and except for changes expressly permitted or contemplated by the Credit Agreement;

      No event shall have occurred and be continuing or would result from the making of the Loans contemplated hereby which constitutes a Default; and

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.

  Ratifications, Representations and Warranties

    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

    Ratification of Guaranty. Each of the other Credit Parties signatory hereto hereby ratifies and confirms its guaranty to Agent and Lenders (the "Guaranty"). Each Credit Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Credit Party agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Credit Party agrees that all references in such Guaranty to the "Obligations" shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Credit Party hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against the other Credit Parties signatory thereto.

    Representations and Warranties. Each Borrower and Credit Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Credit Party and will not violate the certificate/articles of incorporation of such Borrower or such Credit Party or the bylaws or other charter or organizational documents of such Borrower or such Credit Party, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties relate solely to an earlier date and except for changes expressly permitted or contemplated by the Credit Agreement, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) except as disclosed to Agent and Lenders in writing, such Borrower or such Credit Party has not amended its certificate/articles of incorporation or bylaws since May 14, 2003.

  Miscellaneous

    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

    Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute "Obligations" as defined in the Credit Agreement and as used in the Loan Documents.

    Expenses. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable and actual costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.

    APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Credit Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    Release. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH BORROWER AND THE OTHER CREDIT PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR THE OTHER CREDIT PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

    NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

ASTEC INDUSTRIES, INC.,
Tennessee corporation,

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Group VP Administration/Secretary

ASTEC, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

HEATEC, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

CEI ENTERPRISES, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

ASTEC SYSTEMS, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

TELSMITH, INC.,
a Delaware corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

KOLBERG - PIONEER, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

JOHNSON CRUSHERS INTERNATIONAL, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

BREAKER TECHNOLOGY, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

ASTEC MOBILE SCREENS, INC.,
a Nevada corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

CARLSON PAVING PRODUCTS, INC.,
a Washington corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

ROADTEC, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

ASTEC UNDERGROUND, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

AMERICAN AUGERS, INC.,
a Delaware corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

ASTEC HOLDINGS, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

AI DEVELOPMENT GROUP, INC.,
a South Dakota corporation

By: /s/ Joseph P Vip
Name: Joseph P. Vig
Title: President

AI ENTERPRISES, INC.,
a South Dakota corporation

By: /s/ Jeffrey L. May
Name: Jeffrey L May
Title: Secretary/Treasurer

RI PROPERTIES, INC.,
a South Dakota corporation

By: /s/ Jeffrey L. May
Name: Jeffrey L May
Title: Secretary/Treasurer

TI SERVICES, INC.,
a South Dakota corporation

By: /s/ Jeffrey L. May
Name: Jeffrey L May
Title: Secretary/Treasurer

ASTEC INVESTMENTS, INC.,
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

BUCKEYE UNDERGROUND, LLC
an Ohio limited liability company

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

CREDIT PARTIES:

BUCKEYE UNDERGROUND, INC.
a Tennessee corporation

By: /s/ Albert E. Guth
Name: Albert E. Guth
Title: Secretary

AGENT:

GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/William R. Doolittle
Name: William R. Doolittle
Title: Duly Authorized Signature

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/William R. Doolittle
Name: William R. Doolittle
Title: Duly Authorized Signature

BANK OF AMERICA, N.A.

By: /s/Elizabeth L. Waller
Name: Elizabeth L. Waller
Title: SVP